INVESCO Growth Fund, Inc.
                        Supplement to Prospectus
                        dated December 29, 1995


The section of the Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the fifth and sixth paragraphs and (2) substitute the following new paragraphs in their place:

      The following individuals serve as portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Timothy J. Miller, C.F.A.
      Co-portfolio manager of the Fund since October, 1996; portfolio manager of the Fund from June to October, 1996; portfolio manager of INVESCO Dynamics Fund, Inc. since 1993; senior vice president (1995 to present), vice president (1993 to 1995) and portfolio manager (1992 to present) of INVESCO Trust Company. Formerly (1979 to 1992), analyst and portfolio manager with Mississippi Valley Advisors. B.S.B.A., St. Louis University; M.B.A., University of Missouri. He is a Chartered Financial Analyst.

Trent E. May, C.F.A.
     Co-portfolio manager of the Fund since 1996; portfolio manager (since 1996) of INVESCO Trust Company. Formerly, senior equity fund manager/equity analyst at Munder Capital Management in Detroit. B.S. in Engineering, Florida Institute of Technology; M.B.A., Rollins College. He is a Chartered Financial Analyst.

The date of this supplement is October 15, 1996.